Putnam
Pennsylvania
Tax Exempt
Income Fund

ANNUAL REPORT

May 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "We currently plan to continue to manage Putnam Pennsylvania Tax
   Exempt Income Fund with a conservative mindset. In our opinion, this is not a good time to expose the portfolio to bonds with longer maturities and higher interest-rate risk. We continue to believe that a cautious strategy will produce the best returns in the months ahead."

                                   -- Jerome J. Jacobs, Fund Manager

* "Surging tax revenues in most states help bolster municipal credit bond ratings. Standard & Poor's says the number of rating upgrades in this year's first quarter was more than nine times the number of downgrades. This was the 10th quarter in a row in which upgrades exceeded downgrades."

                                   -- The Wall Street Journal, April 8, 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

19 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Pennsylvania Tax Exempt Income Fund turned in another positive period during the fiscal year that closed on May 31, 1998. It also received a new manager who is uniquely qualified to supervise its portfolio. Jerome J. Jacobs joined Putnam in 1996 as managing director and chief investment officer of the Tax-Exempt Group, a position he continues to hold in conjunction with the management of your fund.

Jerry was previously with the Vanguard Group of Investment Companies and Butcher & Singer, but what makes his appointment to your fund significant is that he began his investment career as a tax-exempt securities analyst in the Pennsylvania governor's budget office 18 years ago.

In the following report, Jerry discusses your fund's performance during the fiscal year just ended and looks at prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 15, 1998

Report from the Fund Manager
Jerome J. Jacobs

Municipal bond securities are in the midst of a renaissance. With yields currently equal to about 90% of the yields on long-term Treasuries, tax-free securities offer some of the best values in today's fixed-income markets. Furthermore, they are attracting an increasing number of investors who are concerned by the current volatility in the world's stock markets. This heightened interest is driving tax-exempt prices up in spite of record levels of new issuance.

Putnam Pennsylvania Tax Exempt Income Fund made the most of this environment, ending its fiscal year on May 31, 1998, with a total return of 8.92% at net asset value for class A shares (3.74% at public offering price). Performance for other share classes and over longer periods is detailed beginning on page 9.

* HISTORIC VALUE IN MUNICIPAL MARKET

Interest rates generally trended down during the period with the bellwether 30-year Treasury bond falling to below 6% in December. The fixed-income market sold off sharply late in April, when the Federal Reserve Board suggested the possibility of raising short-term interest rates in the coming months. While the situation in Asia is widely expected to have a slowing effect on the pace of the U.S. economy, the jobless rate has reached a 28-year low, the reason behind the Fed's contemplation of an interest-rate increase to defuse the potential for higher wages and prices.

By the close of the fund's fiscal year, however, the Fed had refrained from taking any action. Interest rates remained lower than they would normally be expected to be at that point in the economic cycle. A flight to quality by foreign investors, who are buying U.S. Treasuries to avoid the turmoil in the Pacific Rim, helped keep interest rates (and thus bond yields) lower -- doing much of the Fed's work for it.

Despite the relative calm that has fallen over the $1.3 trillion municipal bond market, prices on tax-exempt securities have become especially attractive relative to Treasury securities, a condition that hasn't existed since the flat-tax scare of 1996. Municipal bonds (as represented by 30-year insured municipals) are offering almost 90% of the yields of long-term Treasury bonds. A more normal level is 84%.

So far, 1998 has been most notable for the huge supply of municipal bonds coming to market, including the sale of the largest municipal bond issuance in history -- $3.4 billion by Long Island Power Authority. At its peak in March, overall issuance was running approximately 90% above the supply brought to market by this time last year. Bargain prices have maintained investors' interest and enabled demand to keep pace with supply.

Within this quieter environment, well-valued opportunities are increasingly difficult to find, but your fund continues to deliver the result it set out to achieve: a reliable stream of income exempt from federal and state income taxes along with relatively low share price volatility.

* ACTIVE RESEARCH UNCOVERS WINNING CREDITS

Careful security selection and in-depth credit analysis are fundamental to the fund's investment strategy, particularly as we attempt to discover better value in bonds that carry ratings below investment grade. These are the bonds that can add tremendously to the fund's income level. But they also mean greater credit risk and require the most meticulous research efforts. The fund's health-care holdings, which make up nearly 23% of net assets, provide an excellent example of this strategy.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care            22.7%

Education              13.0%

Water and sewerage     11.8%

Utilities               4.5%

Transportation          3.5%

Footnote reads:
* Based on net assets as of 5/31/98. Holdings will vary over time.

In today's low interest-rate environment, we have been drawn to the above-market yields offered by hospital bonds in the tier just below investment grade. Rated Ba or below, these bonds also offer strong potential for credit upgrades, which generally occur when hospitals consolidate. Larger nonprofit hospitals, driven by the need to reduce costs, are linking up with smaller community hospitals. As a single entity, the two hospitals can improve their bargaining power with managed care companies and positively impact their profit margins.

The fund holds bonds of several community hospitals that have recently been involved in merger discussions, including Northwest Medical Center (BB-rated by Standard & Poor's), which is merging with the University of Pittsburgh Medical Center (AA-rated by S&P). The prices of Northwest's bonds have risen to reflect the potential union and investors' anticipation of the bonds' improving credit rating. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Overall our outlook on the health-care sector remains favorable. Balance sheets are solid, resulting in what we believe will be far more credit rating upgrades than downgrades. Despite a reduction in Medicare payments mandated by the federal Balanced Budget Act of 1997, states are managing to cover the shortfall with income from higher tax receipts rather than by terminating programs.

* PREREFUNDINGS CONTINUE TO ENHANCE FUND PERFORMANCE

Over the fiscal year, prerefundings continued to make a healthy contribution to your fund's performance and portfolio quality. A prerefunding occurs when inflation and interest rates are low enough to encourage a municipality to refinance its higher-interest bonds. This is accomplished by issuing enough new bonds to pay off the original issues at the first call date or maturity. Proceeds from the new issue, in an amount sufficient to pay off the entire original issue, are invested in an escrow fund made up of U.S. government obligations. Because of the safety of principal represented by the government securities, the older bonds generally are considered to have the quality of Aaa-rated bonds once the escrow fund is established. Upgrades by the rating agencies will typically follow.

[GRAPHIC OMITTED: pie chart of CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

B -- 0.2%

Aaa -- 52.2%

Ba -- 5.4%

Aa -- 2.1%

VMIGI -- 0.5%

Baa -- 32.2%

A -- 7.4%

Footnote reads:
* Based on percentage of market value as of 5/31/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Another way of providing shareholders with the best value is to improve the call risk within the fund. With interest rates hovering around a 20-year low, budget-minded issuers continue to call in their higher-yielding bonds, many of which were issued during the late 1980s and early 1990s, and issue new bonds at today's lower rates. Thus investing in noncallable bonds and bonds with distant call dates improves the fund's prospects of maintaining a competitive, sustainable level of income.

Education remains a dominant portfolio theme for several reasons. The strong economy and rising stock prices have led to generous endowment gifts. Furthermore, even though colleges and universities are still raising tuition, enrollment continues to climb. Finally the Taxpayer Relief Act of 1997 repealed the limit on tax-exempt debt that nonprofit institutions can issue, opening the door for more bond issuance to finance school-related projects. Robert Morris College, a business school with strong debt coverage, and Allegheny College, a well-endowed school with a strong balance sheet, are two institutions currently benefiting from these positive trends, and your fund holds bonds issued by each.

* CHALLENGING MARKET WARRANTS VIGILANCE AND CAUTIOUS OPPORTUNISM

Concern over continuing financial turmoil in Asia and other emerging markets should keep U.S. interest rates low for the foreseeable future. Eventually the good times may give way to slightly higher inflation, and so we currently plan to continue to manage the portfolio with a conservative mindset. In our opinion, this is not a good time to expose the portfolio to bonds with longer maturities and higher interest-rate risk. We continue to believe that a cautious strategy will produce the best returns in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Pennsylvania Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/98

                                  Class A         Class B         Class M
(inception date)                 (7/21/89)       (7/15/93)       (7/3/95)
                                NAV     POP     NAV    CDSC    NAV     POP
------------------------------------------------------------------------------
1 year                         8.92%   3.74%   8.22%   3.22%   8.47%   4.94%
------------------------------------------------------------------------------
5 years                       36.31   29.89   31.39   29.39   34.14   29.83
Annual average                 6.39    5.37    5.61    5.29    6.05    5.36
------------------------------------------------------------------------------
Life of fund                  94.84   85.67   81.80   81.80   88.10   82.04
Annual average                 7.82    7.23    6.98    6.98    7.39    7.00
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/98

                                 Lehman Bros.
                                  Municipal               Consumer
                                 Bond Index             Price Index
------------------------------------------------------------------------------
1 year                             9.39%                    1.69%
------------------------------------------------------------------------------
5 years                           38.53                    12.90
Annual average                     6.74                     2.46
------------------------------------------------------------------------------
Life of fund                      95.86                    30.87
Annual average                     7.91                     3.09
------------------------------------------------------------------------------

Past performance is not indicative of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
7/21/89


                                  Lehman Bros.        Consumer
               Fund's class A    Municipal Bond        Price
Date           shares at POP         Index             Index

7/21/89            9,529             10,000           10,000
5/31/90            9,932             10,446           10,386
5/31/91           10,913             11,498           10,900
5/31/92           12,118             12,628           11,229
5/31/93           13,622             14,139           11,590
5/31/94           14,004             14,489           11,856
5/31/95           15,223             15,813           12,234
5/31/96           15,805             16,535           12,588
5/31/97           17,060             17,906           12,868
5/31/98           18,567             19,586           13,087

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $18,180 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,810 ($18,204 at public offering price).
See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/98

                                  Class A             Class B         Class M
------------------------------------------------------------------------------
Distributions (number)              12                  12              12
------------------------------------------------------------------------------
Income                         $0.482955           $0.420892       $0.454737
------------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------------
Long-term                       0.029000            0.029000         0.029000
------------------------------------------------------------------------------
Short-term                      0.013000            0.013000         0.013000
------------------------------------------------------------------------------
  Total                        $0.524955           $0.462892        $0.496737
------------------------------------------------------------------------------
Share value:                   NAV     POP            NAV         NAV     POP
------------------------------------------------------------------------------
5/31/97                       $9.21   $9.67          $9.20       $9.22   $9.53
------------------------------------------------------------------------------
5/31/98                        9.49    9.96           9.48        9.49    9.81
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2         5.10%   4.85%          4.45%       4.78%   4.63%
------------------------------------------------------------------------------
Taxable equivalent3            8.69    8.26           7.58        8.14    7.89
------------------------------------------------------------------------------
Current 30-day SEC yield4      4.66    4.44           4.01        4.40    4.26
------------------------------------------------------------------------------
Taxable equivalent3            7.94    7.56           6.83        7.49    7.26
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 41.29% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)

                                     Class A         Class B         Class M
(inception)                         (7/21/89)       (7/15/93)       (7/3/95)
                                   NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                            8.00%   2.90%   7.30%   2.30%   7.67%  4.19%
------------------------------------------------------------------------------
5 years                          35.00   28.56   30.20   28.20   32.97  28.60
Annual average                    6.19    5.15    5.42    5.09    5.86   5.16
------------------------------------------------------------------------------
Life of fund                     95.53   86.33   82.33   82.33   88.92  82.83
Annual average                    7.79    7.21    6.95    6.95    7.38   6.98
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Pennsylvania Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Pennsylvania Tax Exempt Income Fund (the "fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 1998



Portfolio of investments owned
May 31, 1998

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FHA Insd.   -- Federal Housing Administration Insured
FSA         -- Financial Security Assurance
G.O. Bonds  -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES (97.9%) (a)
PRINCIPAL AMOUNT                                                                 RATINGS(RAT)           VALUE

Delaware (1.5%)
-------------------------------------------------------------------------------------------------------------
        $   4,000,000  Delaware Valley, Regl. Fin. Auth. Local Govt.
                         Rev. Bonds, Ser. B, AMBAC, 5.7s, 7/1/27                  Aaa          $    4,385,000

Pennsylvania (91.0%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  Allegheny Cnty., Arpt. Rev. Bonds (Pittsburgh
                         Intl. Arpt.), Ser. A, MBIA, 5 3/4s, 1/1/14               Aaa               3,221,250
            5,000,000  Allegheny Cnty., Higher Ed. Bldg. Auth.
                         Rev. Bonds (Robert Morris College),
                         Ser. A, 6 1/4s, 2/15/26                                  Baa3              5,300,000
                       Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
            2,450,000    (Childrens Hosp.), MBIA, 5 3/8s, 7/1/17                  Aaa               2,495,938
            3,450,000    (South Hills Hlth.), Ser. A, MBIA, 5 1/8s, 5/1/25        A2                3,299,063
                       Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
            1,865,000    (Med. Ctr.), FHA Insd., 6 3/4s, 2/1/26                   AAA               2,023,525
            4,305,000    (Environmental Impt. - USX Corp.), 6s, 1/15/14           Baa3              4,574,063
            4,000,000    (Environmental Impt. - USX Corp.),
                         Ser. A, MBIA, 5.6s, 9/1/30                               Baa3              4,035,000
              520,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special
                         Fac Rev. Bonds (Southwestern Arpt. Cargo
                         Fac.), 8 3/4s, 2/15/09                                   BB+/P               543,416
                       Allentown, Hosp. Auth. Rev. Bonds (Sacred
                         Heart Hosp.), Ser. A
            6,650,000    6 3/4s, 11/15/14                                         BBB               7,273,438
            1,200,000    6 1/2s, 11/15/08                                         BBB               1,311,000
            1,500,000  Blair Cnty., Hosp. Auth. Rev. Bonds (Altoona
                         Hosp.), AMBAC, 6 1/2s, 7/1/22                            Aaa               1,631,250
            1,100,000  Cambria Cnty., Indl. Dev. Auth. Res. Recvy.
                         Rev. Bonds (Cambria Cogen.), Ser. F1,
                         7 3/4s, 9/1/19                                           A3                1,108,536
              775,000  College Township, Indl. Dev. Auth. 1st Mtge.
                         Hlth. Fac. Rev. Bonds (Nittany Valley
                         Rehab. Hosp.), 7 5/8s, 11/1/07                           BB/P                870,906
            2,455,000  Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                         (Northwest Med. Ctr.), 8 5/8s, 10/15/13                  BBB-              2,967,481
            1,000,000  Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds
                         (Dauphin Cons. Wtr. Supply), Ser. A, 6.9s, 6/1/24        A3                1,222,500
            2,200,000  Delaware Cnty., College Auth. Rev. Bonds
                         (Neumann College), Ser. A, 5 3/8s, 10/1/26               BBB-              2,145,000
                       Delaware Cnty., Hosp. Auth. Rev. Bonds
                         (Crozer-Chester Med. Ctr.)
            1,000,000    MBIA, 7 1/2s, 12/15/20                                   Aaa               1,101,250
            1,000,000    6s, 12/15/20                                             Baa1              1,041,250
            3,235,000    Ser. A, 5.3s, 12/1/27                                    Baa1              3,109,644
            4,000,000  Delaware Cnty., Indl. Dev. Auth. Resource
                         Recvy. Rev. Bonds, Ser. A, 6.1s, 7/1/13                  A                 4,330,000
            4,100,000  Doylestown, Hosp. Auth. Rev. Bonds
                         (Doylestown Hosp. Pine Run), Ser. A,
                         7.2s, 7/1/23                                             BBB/P             4,715,000
            3,000,000  Emmaus, Gen. Auth. Rev. Bonds (Local
                         Govt. Bond Pool), Ser. A, MBIA, 8.15s, 5/15/18           Aaa               3,047,730
                       Erie, Higher Ed. Bldg. Auth. College Rev. Bonds
            1,150,000    (Mercyhurst College), 7.85s, 9/15/19                     AAA               1,207,500
            2,000,000    (Gannon U.), Ser. D, 5.85s, 6/1/15                       Baa2              2,040,000
            1,865,000    (Mercyhurst College), Ser. A, 5 3/4s, 3/15/20            BBB               1,906,963
            1,000,000    (Mercyhurst College), Ser. A, 5 3/4s, 3/15/13            BBB               1,028,750
            3,500,000  Erie, Wtr. Auth. Rev. Bonds, 7 1/8s, 12/1/11               BBB/P             3,841,250
                       Erie-Western PA Port. Auth. Rev. Bonds
              750,000    8 5/8s, 6/15/10                                          BBB/P               830,625
              915,000    6 7/8s, 6/15/16                                          BBB/P               976,763
            1,365,000    6 1/4s, 6/15/10                                          BBB/P             1,472,494
            2,000,000  Exeter Township, Swr. Auth. Rev. Bonds,
                         MBIA, 6.2s, 7/15/22                                      Aaa               2,152,500
            2,100,000  General Mclane School Dist. G.O. Bonds,
                         FGIC, 5 3/4s, 5/15/17                                    Aaa               2,231,250
              930,000  Greene Cnty., Hosp. Auth. Rev. Bonds
                         (Greene Cnty. Memorial Hosp.), 6 1/2s, 1/1/02            BBB-/P              931,609
            4,150,000  Harrisburg, Auth. Wtr. IFB, 7.57s, 6/18/15                 Aaa               4,720,625
            2,350,000  Hazleton, Hlth. Svcs. Auth. Rev. Bonds
                         (St. Joseph Med. Ctr.), 6.2s, 7/1/26                     Baa3              2,520,375
            2,200,000  Lebanon Cnty., Good Samaritan Hosp. Auth.
                         Rev. Bonds, Ser. B, 8 1/4s, 11/1/18                      BBB+              2,370,500
            1,000,000  Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
                         (Muhlenberg Hosp.), Ser. A, 8.1s, 7/15/10                A3                1,057,500
            5,050,000  Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB,
                         (PA Pwr. & Light Co.), 8.628s, 9/1/29
                         (acquired 6/20/95, cost $5,572,473) (RES)                Aaa/P             6,236,750
                       Lehigh Cnty., Indl. Dev. Auth. Poll. Control
                         Rev. Bonds (PA Pwr. & Ltg. Co.)
            3,575,000    Ser. B, MBIA, 6.4s, 9/1/29                               Aaa               3,963,781
            4,700,000    Ser. A, MBIA, 5 1/2s, 2/15/27                            Aaa               4,794,000
            2,000,000  Luzerne Cnty., Indl. Dev. Auth. Rev. Bonds
                         (Gas & Wtr. Co.), Ser. B, 7 1/8s, 12/1/22                A3                2,200,000
            2,005,000  McKeesport, Hosp. Auth. Rev. Bonds,
                         6 1/4s, 7/1/03 (SEG)                                     Baa2              2,125,300
                       Montgomery Cnty., Higher Ed. & Hlth. Auth.
              400,000    VRDN (Philadelphia Presbyterian Hosp.),
                         3.9s, 7/1/25                                             VMIG1               400,000
            2,000,000    IFB (Abington Hosp.), Ser. A, AMBAC,
                         9.395s, 6/1/11                                           Aaa               2,330,000
                       Montgomery Cnty., Higher Ed. & Hlth.
                         Auth. Hosp. Rev. Bonds
            1,000,000    (UTD Hosp.), Ser. B, 7 1/2s, 11/1/12                     AAA               1,047,500
            3,000,000    (Sacred Heart Hosp. Norristown), Ser. A,
                         MBIA, 6.8s, 2/1/13                                       Aaa               3,036,720
            3,000,000  New Morgan, Indl. Dev. Auth. Solid Waste
                         Disp. Rev. Bonds (New Morgan Landfill
                         Co., Inc.), 6 1/2s, 4/1/19                               A3                3,270,000
              880,000  Northampton Cnty., Indl. Dev. Auth. Rev. Bonds
                         (Citizens Util. Co.), 6.95s, 8/1/15                      AAA                 936,100
            2,000,000  Northeastern PA Hosp. & Edl. Auth. College
                         Rev. Bonds (Kings College), Ser. B, 6s, 7/15/11          BBB               2,070,000
                       PA Convention Ctr. Auth. Rev. Bonds
            1,150,000    MBIA, 6 3/4s, 9/1/19                                     AAA               1,306,688
            5,000,000    Ser. A, 6 3/4s, 9/1/19                                   Baa               5,525,000
            3,000,000  PA Econ. Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                         (GEHL Co. Inc.), 9s, 9/1/10                              BB+/P             3,318,750
            2,300,000  PA Econ. Dev. Fin. Auth. Resource Recvy.
                         Rev. Bonds (Northampton Generating),
                         Ser. A, 6.6s, 1/1/19                                     BBB-/P            2,452,375
                       PA Econ. Dev. Fin. Auth. Rev. Bonds
            4,000,000    (MacMillan Ltd. Partnership), 7.6s, 12/1/20              Baa2              4,370,000
            2,000,000    (Northampton Generating), Ser. A, 6 1/2s,
                         1/1/13                                                   BBB-/P            2,127,500
              500,000  PA Hosp. & Higher Edl. Fac. Auth. Rev. Bonds
                         (Graduate Hlth. Syst.), 7s, 7/1/01                       BB                  500,625
                       PA Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
              315,000    Ser. U, 7.8s, 10/1/20                                    Aa2                 332,719
              235,000    Ser. 29, 7 3/8s, 10/1/16                                 Aa2                 248,806
            1,510,000    Ser. 33, 6.9s, 4/1/17                                    Aa2               1,628,913
            3,650,000    Ser. 61A, 5 1/2s, 4/1/29                                 Aa2               3,681,938
            7,830,000  PA State COP, Ser. A, AMBAC, 5s, 7/1/15                    Aaa               7,702,763
                       PA State Econ. Dev. Fin. Auth. Resource
                         Recvy. Rev. Bonds
            2,490,000    (Colver), Ser. D, 7.15s, 12/1/18                         BBB-              2,779,463
            1,000,000    (Colver), Ser. D, 7 1/8s, 12/1/15                        BBB-              1,115,000
            1,500,000    (Northhampton), Ser. B, 6 3/4s, 1/1/07                   BB+/P             1,646,250
            2,500,000  PA State Econ. Indl. Dev. Auth. Rev. Bonds,
                         AMBAC, 5.8s, 1/1/09                                      Aaa               2,759,375
                       PA State Higher Ed. Assistance Agcy. IFB, Ser. B
            3,850,000    AMBAC, 8.107s, 3/1/22                                    Aaa               4,398,625
            2,400,000    MBIA, 10.717s, 3/1/20                                    Aaa               2,733,000
            4,450,000  PA State Higher Ed. Assistance Agcy. Student
                         Loan IFB, Ser. A&B, 7 1/4s, 7/1/18                       BB                4,722,563
                       PA State Higher Ed. Fac. Auth. College &
                         U. Rev. Bonds
            2,500,000    (Duquesne U.), Ser. C, MBIA, 6 3/4s, 4/1/20              Aaa               2,678,125
            2,600,000    (Allegheny College), Ser. B, 6 1/8s, 11/1/13             BBB+              2,769,000
                       PA State Higher Ed. Fac. Auth. Rev. Bonds
                         (Med. College), Ser. A
            1,300,000    8 3/8s, 3/1/11                                           AAA               1,368,692
            3,000,000    7 3/8s, 3/1/21                                           AAA               3,307,500
                       Philadelphia, Gas Works Rev. Bonds
            2,550,000    6 3/8s, 7/1/26                                           Aaa               2,776,313
            1,225,000    Ser. 13, 7.7s, 6/15/21                                   Aaa               1,373,531
                       Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                         Rev. Bonds
            1,315,000    (Graduate Hlth. Syst.), 6 5/8s, 7/1/21                   BB2               1,346,231
            4,600,000    (Jeanes Hlth. Syst.), 6.6s, 7/1/10                       BBB               5,111,750
            5,150,000  Philadelphia, Indl. Dev. Auth. Rev. Bonds
                         (Gallery II Garage), 6.4s, 2/15/13                       BBB-/P            5,375,313
            1,000,000  Philadelphia, Muni. Auth. Rev. Bonds, Ser. B,
                         FGIC, 7 1/8s, 11/15/18                                   Aaa               1,115,000
            2,000,000  Philadelphia, School Dist. G.O. Bonds, Ser. A,
                         AMBAC, 6 1/4s, 9/1/09                                    Aaa               2,282,500
            3,250,000  Philadelphia, Wtr. & Swr. Rev. Bonds, Ser. 16,
                         FSA, 7s, 8/1/21                                          Aaa               3,595,313
                       Philadelphia, Wtr. & Wastewtr. Rev. Bonds
            3,400,000    6 1/4s, 8/1/09                                           Aaa               3,901,500
            3,000,000   MBIA, 6 1/4s, 8/1/08                                      Aaa               3,412,500
                       Pittsburgh, G.O. Bonds AMBAC
            4,160,000    5 1/2s, 9/1/14                                           Aaa               4,347,200
            3,965,000    5 1/2s, 9/1/12                                           Aaa               4,178,119
            5,705,000  Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds, Ser. A,
                         FGIC, 6 1/2s, 9/1/13                                     Aaa               6,739,031
            1,710,000  Pittsburgh, Urban Redev. Auth. Rev. Bonds,
                         Ser. C, 5.9s, 10/1/22                                    AAA               1,819,013
            2,000,000  Pottsville, Hosp. Auth. Rev. Bonds (Pottsville
                         Hosp. & Warne Clinic), 7 1/4s, 7/1/24                    BBB               2,230,000
            1,000,000  Sayre, Hlth. Care Fac. Auth. VRDN (VHR PA
                         Cap. Fin.), Ser. F, AMBAC, 3.75s, 12/1/20                VMIG1             1,000,000
            1,000,000  Schuylkill Cnty., Redev. Auth. Lease Rev. Bonds,
                         Ser. A, FGIC, 7 1/8s, 6/1/13                             Aaa               1,097,500
            3,000,000  Scranton-Lackawanna, Hlth. & Welfare Auth.
                         Rev. Bonds (Moses Taylor Hosp.), Ser. B,
                         8 1/2s, 7/1/20                                           AAA               3,435,000
            1,000,000  Smithfield, Swr. Auth. Gtd. Rev. Bonds,
                         8 5/8s, 1/15/11                                          AAA/P             1,111,250
            2,470,000  Trafford, School Dist. Rev. Bonds,
                         MBIA, 6.6s, 5/1/08                                       Aaa               2,809,625
              500,000  Washington Cnty., Indl. Dev. Auth. 1st Mtge.
                         Rev. Bonds (AHF/Central States Inc.),
                         10 1/4s, 11/1/19                                         B-/P                512,500
            3,000,000  Wilkes-Barre, School Dist. Rev. Bonds, FGIC,
                         6 3/8s, 4/1/15                                           Aaa               3,292,500
            1,800,000  Wilkins Area, Indl. Dev. Auth. 1st Mtge.
                         Rev. Bonds (Fairview Extended Care),
                         Ser. A, 10 1/4s, 1/1/21                                  AAA/P             2,115,000
            1,030,000  York Cnty., Hosp. Auth. Rev. Bonds
                         (Hlth. Ctr. Village at Sprenkle Drive),
                         Ser. A, 7 3/4s, 4/1/21                                   AAA/P             1,175,488
            1,560,000  York Cnty., Indl. Dev. Auth. lst Mtge. Hlth.
                         Fac. Rev. Bonds (Rehabilitation Hosp. of York),
                         7 1/2s, 9/1/07                                           BB/P              1,716,000
                                                                                               --------------
                                                                                                  254,407,942
Puerto Rico (5.4%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
                         Ser. AA, 6 1/4s, 7/1/10                                  Aaa               2,315,000
                       Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
            3,500,000    Ser. T, 6 5/8s, 7/1/12                                   A                 3,880,625
            3,000,000    Ser. Y, MBIA, 6 1/4s, 7/1/14                             Aaa               3,494,992
            2,500,000  Cmnwlth. of PR, Hwy. Auth. Rev. Bonds,
                         Ser. Q, 7 3/4s, 7/1/10                                   AAA               2,740,625
              200,000  Cmnwlth. of PR, IFB, MBIA, 7.784s, 7/1/08                  Aaa                 226,500
            2,150,000  Cmnwlth. of PR, Impt. G.O. Bonds, 7.7s, 7/1/20             Aaa               2,354,250
                                                                                               --------------
                                                                                                   15,011,992
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $257,962,680) (b)                               $  273,804,934
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $279,568,990.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(b)   The aggregate identified cost on a tax basis is $257,962,680, resulting in gross unrealized appreciation and depreciation of $17,306,872 and $1,464,618, respectively, or net unrealized appreciation of
      $15,842,254.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 1998 was $6,236,750 or 2.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the subcustodian to cover margin requirements for futures contracts at May 31, 1998.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at May 31, 1998.

      The fund had the following industry group concentrations greater than 10% at May 31, 1998
      (as a percentage of net assets):

               Healthcare             22.7%
               Education              13.0
               Water and Sewerage     11.8

      The fund had the following insurance concentration greater than 10% at May 31, 1998
      (as a percentage of net assets):

               MBIA                   17.1%
               AMBAC                  12.5





--------------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1998
                                                                             Unrealized
                                             Aggregate Face   Expiration    Appreciation/
                                Total Value       Value          Date       Depreciation
--------------------------------------------------------------------------------------------
Municipal Index
Future (long)                  $20,346,250    $19,890,563       Jun-98        $ 455,687
US Treasury Bond
Futures (short)                 18,622,969     18,490,813       Jun-98         (132,156)
--------------------------------------------------------------------------------------------
                                                                              $ 323,531
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $257,962,680) (Note 1)                                                $273,804,934
---------------------------------------------------------------------------------------------------
Cash                                                                                        833,281
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            5,171,475
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      767,328
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               71,122
---------------------------------------------------------------------------------------------------
Total assets                                                                            280,648,140

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                  7,500
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       185,359
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  231,442
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                418,167
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   53,467
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                8,580
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,038
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      127,990
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       45,607
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,079,150
---------------------------------------------------------------------------------------------------
Net assets                                                                             $279,568,990

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                         262,663,563
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                306,927
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                       432,715
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               16,165,785
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $279,568,990

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($187,271,924 divided by 19,725,861 shares)                                                   $9.49
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.49)*                                        $9.96
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($90,303,253 divided by 9,525,058 shares)+                                                    $9.48
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,993,813 divided by 210,067 shares)                                                        $9.49
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.49)**                                       $9.81
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000.  On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1998

Tax exempt interest income:                                                            $16,697,154
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,640,373
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             353,710
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          10,425
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,330
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      376,584
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      712,559
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        6,420
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     16,464
--------------------------------------------------------------------------------------------------
Registration fees                                                                              222
--------------------------------------------------------------------------------------------------
Auditing                                                                                    34,184
--------------------------------------------------------------------------------------------------
Legal                                                                                       25,458
--------------------------------------------------------------------------------------------------
Postage                                                                                     15,267
--------------------------------------------------------------------------------------------------
Other                                                                                       21,175
--------------------------------------------------------------------------------------------------
Total expenses                                                                           3,219,171
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (88,737)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             3,130,434
--------------------------------------------------------------------------------------------------
Net investment income                                                                   13,566,720
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         2,451,554
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1)                                        (1,510,292)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                        8,180,365
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  9,121,627
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $22,688,347
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                               Year ended May 31
                                                                                      --------------------------------
                                                                                               1998               1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 13,566,720       $ 13,483,716
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            941,262          1,312,924
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                8,180,365          4,514,137
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     22,688,347         19,310,777
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (9,631,773)        (9,994,717)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (3,736,612)        (3,430,844)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (61,339)           (28,680)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                                (840,329)        (1,561,648)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                (374,512)          (622,187)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                  (5,683)            (5,824)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                         8,430,711         10,310,292
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                             16,468,810         13,977,169

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       263,100,180        249,123,011
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $306,927 and $164,364, respectively)                                         $279,568,990       $263,100,180
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                                            Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                                                                   $9.21            $9.08            $9.24
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .49              .50              .51
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .31              .20             (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .80              .70              .35
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.48)            (.49)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.04)            (.08)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.52)            (.57)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $9.49            $9.21            $9.08
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              8.92             7.94             3.82
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                     $187,272         $185,041         $183,117
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                               .98              .98              .98
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              5.16             5.39             5.46
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                40.76            38.10            41.40
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS A (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                               Three months
Per-share                                                                             ended
operating performance                                                                May 31             Year ended February 28
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1995 ++          1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                                                                   $8.98            $9.39            $9.40
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .13              .53              .54
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .26             (.40)             .01
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .39              .13              .55
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.13)            (.53)            (.54)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                           --             (.01)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.13)            (.54)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $9.24            $8.98            $9.39
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              4.39*            1.60             5.93
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                     $178,785         $171,568         $171,757
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                               .21*             .92              .91
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              1.44*            5.94             5.36
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                 4.15*           26.09            15.65
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                               Three months                    For the period
Per-share                                                                             ended      Year ended     July 15, 1993+
operating performance                          Year ended May 31                     May 31      February 28       to Feb. 28
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995 ++          1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                $9.20            $9.07            $9.23            $8.97            $9.38            $9.48
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .42              .44              .44              .11              .47              .28
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .32              .20             (.15)             .27             (.40)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .74              .64              .29              .38              .07              .20
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.42)            (.43)            (.45)            (.12)            (.47)            (.28)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.04)            (.08)              --               --             (.01)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.46)            (.51)            (.45)            (.12)            (.48)            (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.48            $9.20            $9.07            $9.23            $8.97            $9.38
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           8.22             7.24             3.14             4.23 *           0.93             2.18*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $90,303          $77,399          $65,669          $44,252          $36,670          $12,633
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)           1.63             1.63             1.62              .38 *           1.57             1.00*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           4.51             4.73             4.78             1.26 *           5.23             2.90*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             40.76            38.10            41.40             4.15 *          26.09            15.65
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                     Year ended         July 3, 1995+
operating performance                                                                           May 31              to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                                                                   $9.22            $9.09            $9.10
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .46              .47              .44
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .30              .21             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .76              .68              .43
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.45)            (.47)            (.44)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.04)            (.08)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.49)            (.55)            (.44)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $9.49            $9.22            $9.09
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              8.47             7.61             4.70*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $1,994             $660             $337
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.28             1.28             1.13*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              4.85             5.04             4.49*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                40.76            38.10            41.40
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
May 31, 1998

Note 1
Significant accounting policies

Putnam Pennsylvania Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of Pennsylvania tax-exempt securities.

The fund offers class A, class B, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares within approximately six to eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 1998, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of realized and unrealized gains and losses on certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1998, the fund reclassified $5,567 to increase undistributed net investment income and $16,155 to increase paid-in-capital, with a decrease to accumulated net realized gain on investments of $21,722. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion, and 0.330% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1998, fund expenses were reduced by $88,737 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $390 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85%, and 0.50% of the average net assets attributable to class A, class B, and class M shares respectively.

For the year ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $33,326 and $1,666 from the sale of class A and class M shares, respectively and $140,736 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $11,243 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $114,151,064 and $110,056,874, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,888,742      $27,228,107
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       635,723        6,002,555
------------------------------------------------------------
                                  3,524,465       33,230,662

Shares
repurchased                      (3,884,147)     (36,640,689)
------------------------------------------------------------
Net decrease                       (359,682)     $(3,410,027)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,107,338      $37,745,941
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       759,897        6,990,804
------------------------------------------------------------
                                  4,867,235       44,736,745

Shares
repurchased                      (4,950,826)     (45,476,572)
------------------------------------------------------------
Net decrease                        (83,591)       $(739,827)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,795,478      $16,967,106
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       270,466        2,551,522
------------------------------------------------------------
                                  2,065,944       19,518,628

Shares
repurchased                        (952,834)      (8,983,401)
------------------------------------------------------------
Net increase                      1,113,110      $10,535,227
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,930,926      $17,732,021
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       275,149        2,528,179
------------------------------------------------------------
                                  2,206,075       20,260,200

Shares
repurchased                      (1,036,459)      (9,529,313)
------------------------------------------------------------
Net increase                      1,169,616      $10,730,887
------------------------------------------------------------

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         144,578       $1,363,465
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         5,743           54,313
------------------------------------------------------------
                                    150,321        1,417,778

Shares
repurchased                         (11,844)        (112,267)
------------------------------------------------------------
Net increase                        138,477       $1,305,511
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          50,639         $467,269
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         3,564           32,823
------------------------------------------------------------
                                     54,203          500,092

Shares
repurchased                         (19,702)        (180,860)
------------------------------------------------------------
Net increase                         34,501         $319,232
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $1,982,755 as capital gain, which includes $1,172,417 as 20% capital gain, for its taxable year ended May 31, 1998.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Jerome J. Jacobs
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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AN054-43776  047/226/2AE     7/98